Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of October 30, 2025, is by and among ECARX Holdings Inc., an exempted company incorporated under the laws of the Cayman Islands with offices located at International House, 1 St. Katharine’s Way, London E1W 1UN, United Kingdom (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.             The Company and each Buyer desire to enter into this transaction to purchase Notes (as defined below) pursuant to a currently effective shelf registration statement on Form F-3, which has sufficient availability for the issuance of the Securities (as defined below) on each Closing Date (as defined below) (Registration Number 333-288811) (the “Registration Statement”) and has been declared effective in accordance with the Securities Act of 1933, as amended, (the “1933 Act”).

B.             The Company has authorized one or more new series of senior convertible notes of the Company (with a new series of senior convertible notes to be established for each Closing (as defined below) hereunder), in the aggregate original principal amount of up to $150,000,000, substantially in the form attached hereto as Exhibit A-1 (the “Notes”), which Notes shall be convertible into Ordinary Shares (as defined below) (the Ordinary Shares issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Notes, and issued pursuant to and by, the provisions of (x) an Indenture dated as of the Initial Closing Date (as defined below), by and between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), in substantially the form attached hereto as Exhibit A-2 (as amended and/or supplemented from time to time, including, without limitation, by any Supplemental Indenture (as defined below), the “Indenture”), and (y) one or more supplemental indentures with respect to the Notes in the form attached hereto as Exhibit A-3 (each, a “Supplemental Indenture”, and collectively, the “Supplemental Indentures”).

C.             Each Buyer wishes to purchase, and the Company wishes to sell, at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, a Note in the aggregate original principal amount set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate principal amount for all Buyers shall not exceed $50 million) (each an “Initial Note”, and collectively, the “Initial Notes”).

D.             Subject to the terms and conditions set forth in this Agreement, one or more Buyers may require the Company to participate in one or more Additional Closings (as defined below) for the purchase by such Buyer, and the sale by the Company, of one or more additional Notes with an aggregate original principal amount for all Additional Closings not to exceed the sum of the maximum aggregate principal amounts set forth opposite such Buyer’s name in columns (4) and (5) on the Schedule of Buyers (which aggregate principal amount for all Buyers for all Additional Closings shall not exceed $100 million) (each an “Additional Note”, and collectively, the “Additional Notes” and together with the Initial Notes, the “Notes”).

F.             The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.             PURCHASE AND SALE OF NOTES.

(a)            Purchase of Notes.

(i)            Purchase of Initial Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Initial Closing Date (as defined below), an Initial Note in the original principal amount as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Initial Closing”).

(ii)           Purchase of Additional Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(b)(ii) and Sections 6(b) and 7(b) below, the Company shall issue and sell to such Buyer, and such Buyer severally, but not jointly, with any other Buyer, shall purchase from the Company, on the applicable Additional Closing Date (as defined below), such aggregate principal amount of Additional Notes as is set forth in such applicable Additional Closing Notice (as defined below).

(b)           Closing. Each of the Initial Closing and any Additional Closings (as defined below) (collectively, the “Closings,” and each date of Closing, a “Closing Date”) of the purchase of Notes by the Buyers shall occur at the offices of Kelley Drye & Warren LLP, 3 World Trade Center, 175 Greenwich Street, New York, NY 10007.

(i)            Initial Closing. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 9:30 a.m., New York time, on the first (1st) Business Day (as defined below) on which the conditions to the Initial Closing set forth in Sections 6(a) and 7(a) below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York, Cayman Islands, Hong Kong or mainland China are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, Cayman Islands, Hong Kong or mainland China generally are open for use by customers on such day.

(ii)           Additional Closings.

(1)           Additional Closing Date. If a Buyer has delivered an Additional Closing Notice to the Company, the date and time of the applicable Additional Closing (each, an “Additional Closing Date,” and the Initial Closing Date and each Additional Closing Date, each, a “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to such Additional Closing set forth in this Section 1(b)(ii) and Sections 6(b) and 7(b) below (the “Additional Closing Conditions”) are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer).

(2)           Additional Closings at Buyer’s Election. Subject to the satisfaction (or waiver) of the Additional Closing Conditions, each Buyer, severally, shall have the right, exercisable on or prior to the applicable Additional Closing Expiration Date (as defined below) by e-mail delivery of a written notice to the Company (each, an “Additional Closing Notice”, and the date thereof, each an “Additional Closing Notice Date”, and the amount of each Additional Note, an “Additional Notes Amount”) to purchase, and to require the Company to sell to such Buyer, at one or more Additional Closings, (i) on or prior to the fifth (5th) Trading Day following the first anniversary of the Initial Closing Date (the “First Tranche Additional Closing Expiration Date” and each such closing of such Additional Notes, a “First Tranche Additional Closing”, and collectively, the “First Tranche Additional Closings”), up to the amount as set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers (subject to reduction, on a dollar-for-dollar basis for the aggregate principal amount of any Additional Notes issued in any First Tranche Additional Closings prior to such applicable Additional Closing Date)(collectively, the “First Tranche Additional Closing Maximum Amount”) of Additional Notes, and (ii) on or prior to the fifth (5th) Trading Day following the 18-month anniversary of the Initial Closing Date (the “Second Tranche Additional Closing Expiration Date”, and collectively with the First Tranche Additional Closing Expiration Date, each, an “Additional Closing Expiration Date” and each such closing of such Additional Notes, a “Second Tranche Additional Closing” and collectively, the “Second Tranche Additional Closings”, and collectively with the “First Tranche Additional Closings”, the “Additional Closings” and each an “Additional Closing”), up to the amount as set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers (subject to reduction, on a dollar-for-dollar basis for the aggregate principal amount of any Additional Notes issued in any Second Tranche Additional Closings prior to such applicable Additional Closing Date)(collectively, the “Second Tranche Additional Closing Maximum Amount”, and together with the First Tranche Additional Closing Maximum Amount, each an “Additional Closing Maximum Amount”) of Additional Notes, provided that, during the period commencing from the last day of the third (3rd) calendar month following the end of each Fiscal Year (as defined in the Notes) until the last day of the fourth (4th) calendar month following the end of such Fiscal Year (the “Additional Closing Restricted Period”), a Buyer shall only be entitled to deliver an Additional Closing Notice upon the prior written approval of the Company; provided further that the Second Tranche Additional Closing Expiration Date (but not the First Tranche Additional Closing Expiration Date for the avoidance of doubt) shall be extended by the actual number of days the Company fails to approve any delivery of Additional Closing Notice during the Additional Closing Restricted Period. Each Additional Closing Notice shall specify (x) the proposed Additional Closing Date of the applicable Additional Closing (which, if unspecified in such Additional Closing Notice, shall be the twentieth (20th) Trading Day after such Additional Closing Notice Date or such other date as is mutually agreed to by the Company and each Buyer), and (y) the applicable Additional Notes Amount of the Additional Note to be issued to such Buyer at such Additional Closing, which amount shall be not less than the lower of (i) $20,000,000; provided that, such amount shall not exceed the applicable Additional Closing Maximum Amount, and (ii) the applicable Additional Closing Maximum Amount of such applicable Buyer (or such other amount as the Company and such Buyer shall mutually agree).

(c)            Purchase Price. The aggregate purchase price for the Initial Notes to be purchased by each Buyer (the “Initial Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers. Each Buyer shall pay $970 for each $1,000 of principal amount of Initial Notes to be purchased by such Buyer at the Initial Closing. The aggregate purchase price for the Additional Notes to be purchased by each Buyer at any given Additional Closing (each, an “Additional Purchase Price”, and together with the Initial Purchase Price, each, a “Purchase Price”) shall be $970 for each $1,000 of aggregate principal amount of Additional Notes to be issued in such Additional Closing (which, together with the Additional Purchase Price of each prior Additional Closings, shall not exceed the aggregate amount set forth opposite such Buyer’s name in column (7) on the Schedule of Buyers).

(d)           Form of Payment.

(i)            Initial Closing. On the Initial Closing Date, (i) each Buyer shall pay its respective Initial Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) to the Company for the Initial Notes to be issued and sold to such Buyer at the Initial Closing, by wire transfer of immediately available funds in accordance with the Initial Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each Buyer an Initial Note in the aggregate original principal amount as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(ii)           Additional Closings. On each applicable Additional Closing Date, (i) each Buyer participating in such Additional Closing shall pay its respective applicable Additional Purchase Price for such Additional Closing (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) to the Company for the Additional Notes to be issued and sold to such Buyer at such Additional Closing, by wire transfer of immediately available funds in accordance with the applicable Additional Flow of Funds Letter (as defined below) and (ii) the Company shall deliver to each such applicable Buyer an Additional Note in the aggregate original principal amount as is set forth in the applicable Additional Closing Notice to be issued to such Buyer, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.             BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date in which such Buyer purchases any Notes hereunder, as applicable:

(a)            Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)            Validity; Enforcement. This Agreement and each of the Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)            No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and each of the Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(d)           Residency. Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(e)            Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)            No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)           Certain Trading Activities. During the period commencing at the time that the Buyer was first contacted by the Company, or any other Person representing the Company, regarding the transactions contemplated hereby and ending immediately prior to the execution of this Agreement, none of the Buyer, any of its Affiliates or any entity managed or controlled by the Buyer has, directly or indirectly, executed any purchases or sales, including Short Sales, of any securities of the Company (including, without limitation, the Ordinary Shares), or any stock pledge, forward sales contract, option, put, call, swap or similar hedging arrangement (including on a total return basis) with respect to any securities of the Company (including, without limitation, the Ordinary Shares). As used in this Agreement, “Short Sales” means “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

(l)             Sufficiency and Source of Funds. The Buyer represents and warrants that (i) has sufficient cash or other sources of immediately available funds to consummate the transactions contemplated by the Transaction Documents, including the payment of the Purchase Price and the satisfaction of any other of its payment obligations to the extent arising under the Transaction Documents, and (ii) the source of such funds will not be derived from, or related to, any activity that is conducted in violation of the Money Laundering Laws (as defined below) or any applicable terrorist financing laws, regulations and conventions, nor, to such Buyer’s knowledge, will such funds be derived from any account or Person located in a jurisdiction that is named on any Sanction List (as defined below). “Money Laundering Laws” means applicable anti-money laundering statutes, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code Section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder, of jurisdictions where the relevant Person conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, and “Sanction Lists” means the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control, or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, including the United Kingdom.

(m)           Office of Foreign Assets Control. Neither the Investor nor any of its director or officer, nor, to the Investor’s knowledge, any Person that owns a controlling interest in the Investor, is a Person that is (i) named on any Sanction List, nor (ii) located or organized in or resident of any Sanction Country. As used in this Agreement, “Sanction Country” means Crimea, Donetsk, and Luhansk regions of Ukraine, Cuba, Iran, North Korea, Sudan or Syria, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom.

(o)            Tax Matters. Notwithstanding anything to the contrary in this Agreement, each Buyer acknowledges and represents that (i) it has reviewed with its own tax advisors the U.S. federal, state, local, and non-U.S.  income and other tax consequences of the purchase, ownership, and disposition of the Securities and the transactions contemplated by this Agreement, (ii) it is relying solely on such tax advisors and not on any information in the Prospectus Supplement or any statements or representations of the Company or any of its agents or representatives with respect to such tax consequences, and (iii) the Company has not provided and is not providing any tax advice to such Buyer with respect to the acquisition, ownership, or disposition of the Securities. Each Buyer understands that the tax consequences of an investment in the Securities may depend on such Buyer’s own tax circumstances and that such Buyer must consult its own tax advisors concerning the application of U.S. federal, state, local and non-U.S. income tax laws to its particular situation, as well as any tax consequences arising under the laws of any other taxing jurisdiction.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (other than the representations and warranties set forth in Section 3(a) through and including Section 3(e), which shall be qualified only to the extent explicitly set forth in such sections), the following representations are true and correct as of the date hereof and as of each Closing Date:

(a)            Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary (as defined below), individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below).

(i)            Subsidiaries and Affiliated Entities. Each of the Company’s direct and indirect subsidiaries as defined under Rule 405 that meets the definition of “significant subsidiary” in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (each a “Subsidiary” and collectively, the “Subsidiaries”) as of the date hereof has been identified on Schedule 3(a)(i) hereto. Except as set forth in the SEC Documents, each of the Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business; all of the equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are fully paid and non-assessable and, are free and clear of all liens, encumbrances, equities or claims. None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of pre-emptive or similar rights of any security holder of such Subsidiary. All of the constitutive or organizational documents of each of the Subsidiaries comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect.

(ii)           The Company has no Affiliated Entities. As used in this Agreement, “Affiliated Entities” means the consolidated entities which the Company controls and through which the Company conducts its operations in the People’s Republic of China (“PRC”) by way of contractual arrangements.

(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares ) have been duly authorized by the Company’s board of directors and each of its Subsidiaries’ board of directors or other governing body, as applicable, and (other than (i) the filing with the SEC of (A) the applicable 6-K Filing (as defined below), (B) the Indenture (and/or any amendment or supplement thereto), (C) a Form T-1, (D) a prospectus supplement in connection with the applicable Closing as required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”), and (E) any other filings as may be required by any state securities agencies and the China Securities Regulatory Commission (“CSRC”) (collectively, the “Required Approvals”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their shareholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to such Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Indenture, the Supplemental Indentures, the Irrevocable Transfer Agent Instructions, the Custodian Agreements (as defined below), the Leak-Out Agreement (as defined below), the Administrative Fee Letter (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)            Issuance of Securities; Registration Statement. The issuance of the Notes are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing, the Company shall have reserved from its duly authorized share capital not less than the Required Reserve Amount (as defined below). Upon issuance or conversion in accordance with this Agreement and/or the Notes, as applicable, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. The issuance by the Company of the Securities has been registered under the 1933 Act, the Securities are being issued pursuant to the Registration Statement and all of the Securities are freely transferable and freely tradable by each of the Buyers without restriction, whether by way of registration or some exemption therefrom, assuming the accuracy of the representations and warranties of the Buyers in this Agreement. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section of the Prospectus (as supplemented by the Prospectus Supplement) permits the issuance and sale of the Securities hereunder and as contemplated by the other Transaction Documents. Upon receipt of the Securities, each of the Buyers will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the TIA (as defined below) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the applicable Closing Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the TIA or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to any underwriter or placement agent furnished to the Company in writing by such underwriter or placement agent expressly for use therein. The Company meets all of the requirements for the use of Form F-3 under the 1933 Act for the offering and sale of the Securities contemplated by this Agreement and the other Transaction Documents, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act). The Registration Statement has been filed with the SEC not earlier than three years prior to the date hereof; and no notice of objection of the SEC to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act has been received by the Company. The Company (i) has not distributed any offering material in connection with the offer or sale of any of the Securities and (ii) until no Buyer holds any of the Securities, shall not distribute any offering material in connection with the offer or sale of any of the Securities to, or by, any of the Buyers (if required), in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement. In accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority Manual, the offering of the Securities has been registered with the SEC on Form F-3 under the 1933 Act pursuant to the standards for Form F-3 in effect prior to October 21, 1992, and the Securities are being offered pursuant to Rule 415 promulgated under the 1933 Act.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Memorandum of Association (as defined below), the Articles of Association (as defined below), or the certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the laws, rules and regulations of the Cayman Islands or PRC applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected), assuming, with respect to clauses (ii) and (iii) above, the receipt of the Required Approvals and except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)            Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the Required Approvals), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to such Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Ordinary Shares. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)            Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”))) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Ordinary Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g)           Placement Agent’s Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to D. Boral Capital, LLC, as placement agent (the “Placement Agent”) in connection with the sale of the Securities. The fees and expenses of the Placement Agent to be paid by the Company or any of its Subsidiaries are as set forth on Schedule 3(g) attached hereto. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim (other than from Persons engaged by any Buyer or its investment advisor). The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)           No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares could increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and the Notes is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(j)            Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), shareholder rights plan or other similar anti-takeover provision under the Memorandum and Articles of Association or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Ordinary Shares or a change in control of the Company or any of its Subsidiaries.

(k)           SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed or furnished by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the SEC by the Company and which hereafter may be filed with or furnished to the SEC by the Company, together with all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l)             Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 20-F, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(m)           No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form F-3 filed with the SEC relating to an issuance and sale by the Company of its Ordinary Shares, and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(n)           Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Association, any certificate of designation, preferences or rights of any other outstanding series of preferred shares of the Company or any of its Subsidiaries or Memorandum of Association or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Association or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Ordinary Shares by the Principal Market in the foreseeable future. During the two years prior to the date hereof, (i) the Ordinary Shares has been listed or designated for quotation on the Principal Market, (ii) trading in the Ordinary Shares has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Ordinary Shares from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(o)           Foreign Corrupt Practices. In the past five (5) years, neither the Company, the Company’s Subsidiary or any director, or (to the knowledge of the Company) officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)             (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)           assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p)           Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)           Transactions With Affiliates. Except as would not reasonably result (or with the passage of time, would reasonably be expected to result, as applicable) in a Material Adverse Effect, no current or former employee, partner, director, officer or shareholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or shareholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 5% of the common equity of a company whose securities are traded on or quoted through an Eligible Market (as defined in Section 4(i))), nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. Except as would not reasonably result (or with the passage of time, would reasonably be expected to result, as applicable) in a Material Adverse Effect, no employee, officer, shareholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including share option agreements outstanding under any share option plan approved by the Board of Directors of the Company).

(r)             Equity Capitalization.

(i)             Definitions:

(A)          “Ordinary Shares” means (x) the Company’s ordinary shares, $0.000005 par value per share, and (y) any share capital into which such ordinary shares shall have been changed or any share capital resulting from a reclassification of such ordinary shares.

(B)           “Blank Check Shares” means (x) the Company’s blank check shares, $0.000005 par value per share, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any share capital into which such shares shall have been changed or any share capital resulting from a reclassification of such shares (other than a conversion of such shares into Ordinary Shares in accordance with the terms of such certificate of designations).

(ii)            Authorized and Outstanding Share Capital. As of the date hereof, the authorized share capital of the Company consists of (A) 9,000,000,000 Ordinary Shares, of which, 349,791,275 Ordinary Shares are issued and outstanding and 46,280,876 Ordinary Shares are reserved for issuance pursuant to Ordinary Share Equivalents (as defined below) (other than the Notes) exercisable or exchangeable for, or convertible into, Ordinary Shares, and (B) 1,000,000,000 Blank Check Shares, none of which are issued and outstanding. 25,900,751 Ordinary Shares are held in the treasury of the Company. “Ordinary Share Equivalents” means any share capital or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any share capital or other security of the Company (including, without limitation, Ordinary Shares) or any of its Subsidiaries.

(iii)          Valid Issuance; Available Shares; Affiliates. All of such issued and outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(r)(iii) sets forth the number of Ordinary Shares, that are, as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Ordinary Shares, are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. Except as set forth on Schedule 3(r)(iii), to the Company’s knowledge, no Person owns 10% or more of the Company’s issued and outstanding Ordinary Shares (calculated based on the assumption that all Ordinary Share Equivalents (as defined below), whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 10% shareholder for purposes of federal securities laws).

(iv)          Existing Securities; Obligations. (A) None of the Company’s or any Subsidiary’s shares, interests or share capital is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or share capital of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement.

(v)           Organizational Documents. The Company has furnished to the Buyers true, correct and complete copies of the Company’s memorandum of association (as amended and as in effect on the date hereof, the “Memorandum of Association”) and articles of association (as amended and as in effect on the date hereof, the “Articles of Association”), and the terms of all Ordinary Share Equivalents and the material rights of the holders thereof in respect thereto.

(s)           Indebtedness and Other Contracts. Except as disclosed on Schedule 3(s) hereto, neither the Company nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (other than Contingent Obligations (as defined below)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, which individually or in the aggregate is equal to or exceeds $20,000,000, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Material Adverse Effect. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) , (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above, but excluding (I) trade payables entered into and other accrued liabilities (including liabilities for deferred revenue or contract liabilities and obligations or liabilities in respect of government, municipal, or other public grants, incentives, or subsidies) incurred in the ordinary course of business, (II) obligations under operating leases, (III) customary warranties, indemnities, and surety bonds incurred in the ordinary course of business, and (IV) Indebtedness that exist between the Company and its wholly-owned Subsidiaries or between the Company’s wholly-owned Subsidiaries; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(t)            Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Ordinary Shares or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which is outside of the ordinary course of business or individually or in the aggregate could not have a Material Adverse Effect. No director, officer or employee of the Company or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act, including, without limitation, the Registration Statement. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding which individually or in the aggregate could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity which individually or in the aggregate could have a Material Adverse Effect.

(u)           Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)           Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No current (or former) executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)           Title.

(i)             Real Property. Other than as could not impair the present or anticipated use of the Real Property in any material respect, (A) each of the Company and its Subsidiaries holds good title to or valid leasehold interest in all real property which is material to the business of the Company and its Subsidiaries (the “Real Property”), (B) the Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (x) Liens for current taxes not yet due and (y) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, and (C) any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(ii)           Fixtures and Equipment. Other than as could not impair the present or anticipated use of the Fixtures and Equipment in any material respect, (A) each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary which is material to the business of the Company and its Subsidiaries (the “Fixtures and Equipment”), (B) the Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to such Closing, and (C) each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x)            Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted, except where the failure to own or possess any of the foregoing would not reasonably be expected to result in a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others which, individually or in the aggregate, would have a Material Adverse Effect in the event of an unfavorable decision, ruling or finding. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights which, individually or in the aggregate, would have a Material Adverse Effect in the event of an unfavorable decision, ruling or finding. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(y)           Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply or have such permits, licenses or other approval, as applicable, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)           No Hazardous Materials:

(A)           have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(B)           are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii)          Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv)          None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z)             Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)          Tax Status. Except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction that would be reasonably likely to result in a Material Adverse Effect, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

(bb)         Internal Accounting and Disclosure Controls. The Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc)         Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)         Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company that (i) subject to Section 4(x) below, following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, except as provided in the Leak-Out Agreements, none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) subject to Section 2(g) and Section 4(x) below, any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Ordinary Shares, which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) each Buyer may rely on the Company’s obligation to timely deliver Ordinary Shares upon conversion or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Ordinary Shares of the Company. The Company further understands and acknowledges that, subject to Section 4(x) below, following the public disclosure of the transactions contemplated by the Transaction Documents one or more Buyers may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Ordinary Shares) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable Ordinary Shares), if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. Subject to Section 4(x) below, the Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff)           Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

(gg)         U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company and each Subsidiary shall so certify upon any Buyer’s request.

(hh)         Registration Eligibility. The Company is eligible to register the Securities for issuance to the Buyers using Form F-3 promulgated under the 1933 Act.

(ii)           Transfer Taxes. On such Closing Date, all share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj)            Bank Holding Company Act; Regulation U or X.

(i)            Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System of the United States (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii)           The sale of the Notes, the use of proceeds thereof and the other transactions contemplated thereby or by the other Transaction Documents, will not violate or be inconsistent with the provisions.

(kk)          Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, section (i) of Rule 144.

(ll)            Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm)        Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(nn)         Management. During the past three year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater shareholder of the Company or any of its Subsidiaries has been the subject of:

(i)            a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)           a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)          any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)            Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)            Engaging in any particular type of business practice; or

(3)            Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)          any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)           a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)          a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(oo)         Share Option Plans. Each share option granted by the Company was granted in accordance with the terms of the applicable share option plan of the Company. No share option granted under the Company’s share option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, share options prior to, or otherwise knowingly coordinate the grant of share options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(pp)         No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq)         No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(rr)           Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ss)          Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(tt)           Ranking of Notes. The Notes will at all times rank pari passu with all existing and future unsubordinated and unsecured obligations of the Company in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise, including under the deSPAC CBs (as defined in the Notes).

(uu)         Communist Chinese Military Companies. The Company does not constitute a “Communist Chinese Military Company” under Executive Order 13959, issued by former President Trump on November 12, 2020 under the authority of Section 1237 of the National Defense Authorization Act for Fiscal Year 1999.

(ww)        Compliance with PRC Overseas Investment and Listing Regulations. Each of the Company and its Subsidiaries and Affiliated Entities has complied, and has taken all reasonable steps to ensure compliance by each of its shareholders, directors and officers that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the CSRC and the State Administration of Foreign Exchange (the “SAFE”)) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each such Person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations (including any applicable rules and regulations of the SAFE).

(xx)          M&A Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors and any official clarifications, guidance, interpretations or implementation rules in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the CSRC and the State Administration of Foreign Exchange on August 8, 2006 and amended on June 22, 2009, including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice. The issuance and sale of the Securities, the listing and trading of the Underlying Securities (as defined below) on the Principal Market and the consummation of the transactions contemplated by this Agreement (i) are not and will not be, as of the date hereof or at such Closing Date, adversely affected by the PRC Mergers and Acquisitions Rules and (ii) do not require the prior approval of the CSRC.

(vv)         Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(ww)        Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, the GDPR (collectively, the “Privacy Laws”) except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(xx)          No Defenses. The Company has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against a Buyer, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. The Company hereby acknowledges and agrees that the execution of this Agreement by a Buyer shall not constitute an acknowledgment of or admission by a Buyer of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(yy)         Registration Rights. No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement or the issuance of the Securities hereunder that could expose the Company to material liability or any Buyer to any liability or that could impair the Company’s ability to consummate the issuance and sale of the Securities in the manner, and at the times, contemplated hereby, which rights have not been waived by the holder thereof as of the date hereof.

(zz)          Subsidiaries. The Company hereby represents and warrants that no direct or indirect Subsidiary of the Company, that is not a Significant Subsidiary (as defined in the Notes) of the Company, has any material assets or liabilities.

(aaa)        Qualification Under Trust Indenture Act. Prior to any issuance of Notes hereunder, the Company shall qualify or cause or arrange for the Trustee to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”) and enter into any necessary supplemental indentures in connection therewith and, so long as the Notes remain outstanding, the Indenture shall be maintained in compliance with the TIA.

(bbb)       Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to each Buyer have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to such Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.             COVENANTS.

(a)           Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)           Amendments to the Registration Statement; Prospectus Supplements; Free Writing Prospectuses.

(i)            Amendments to the Registration Statement; Prospectus Supplements; Free Writing Prospectuses. Except as provided in this Agreement and other than periodic reports required to be filed pursuant to the 1934 Act, the Company shall not file with the SEC any amendment to the Registration Statement that relates to the Buyer, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby or file with the SEC any Prospectus Supplement that relates to the Buyer, this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby with respect to which (a) the Buyer shall not previously have been advised, (b) the Company shall not have given due consideration to any comments thereon received from the Buyer or its counsel, or (c) the Buyer shall reasonably object after being so advised, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the Prospectus to comply with the 1933 Act or any other applicable law or regulation, in which case the Company shall promptly (but in no event later than 24 hours) so inform the Buyer, the Buyer shall be provided with a reasonable opportunity to review and comment upon any disclosure relating to the Buyer and the Company shall expeditiously furnish to the Buyer an electronic copy thereof. In addition, for so long as, in the reasonable opinion of counsel for the Buyer, the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required to be delivered in connection with any acquisition or sale of Securities by the Buyer, the Company shall not file any Prospectus Supplement with respect to the Securities without delivering or making available a copy of such Prospectus Supplement, together with the Prospectus, to the Buyer promptly.

(ii)            The Company has not made, and agrees that unless it obtains the prior written consent of the Buyer it will not make, an offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433 promulgated under the 1933 Act (an “Issuer Free Writing Prospectus”) or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 promulgated under the 1933 Act (a “Free Writing Prospectus”) required to be filed by the Company or the Buyer with the SEC or retained by the Company or the Buyer under Rule 433 under the 1933 Act. The Buyer has not made, and agrees that unless it obtains the prior written consent of the Company it will not make, an offer relating to the Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the 1933 Act. Any such Issuer Free Writing Prospectus or other Free Writing Prospectus consented to by the Buyer or the Company is referred to in this Agreement as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the 1933 Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(c)            Prospectus Delivery. Immediately prior to execution of this Agreement, the Company shall have delivered to the Buyer, and as soon as practicable after execution of this Agreement the Company shall file, Prospectus Supplements with respect to the Securities to be issued on the applicable Closing Date, as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder. The Company shall provide the Buyer a reasonable opportunity to comment on a draft of each Prospectus Supplement and any Issuer Free Writing Prospectus, shall give due consideration to all such comments and, subject to the provisions of Section 4(b) hereof, shall deliver or make available to the Buyer, without charge, an electronic copy of each form of Prospectus Supplement, together with the Prospectus, and any Permitted Free Writing Prospectus on such Closing Date. The Company consents to the use of the Prospectus (and of any Prospectus Supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or “blue sky” laws of the jurisdictions in which the Securities may be sold by the Buyer, in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is required by the 1933 Act to be delivered in connection with sales of the Securities. If during such period of time any event shall occur that in the judgment of the Company and its counsel is required to be set forth in the Registration Statement or the Prospectus or any Permitted Free Writing Prospectus or should be set forth therein in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if it is necessary to amend the Registration Statement or supplement or amend the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other applicable law or regulation, the Company shall forthwith prepare and, subject to Section 4(b) above, file with the SEC an appropriate amendment to the Registration Statement or Prospectus Supplement to the Prospectus (or supplement to the Permitted Free Writing Prospectus) and shall expeditiously furnish or make available to the Buyer an electronic copy thereof.

(d)           Stop Orders. The Company shall advise the Buyer promptly (but in no event later than 24 hours) and shall confirm such advice in writing: (i) of the Company’s receipt of notice of any request by the SEC for amendment of or a supplement to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to state a material fact required by the 1933 Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or supplement the Prospectus or any Permitted Free Writing Prospectus to comply with the 1933 Act or any other law or (iv) if at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Securities or any Prospectus contained therein is not available for use for any other reason. Thereafter, the Company shall promptly notify such holders when the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus and/or any amendment or supplement thereto, as applicable, is effective and available for the issuance of the Securities. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus or any Prospectus Supplement, the Company shall use best efforts to obtain the withdrawal of such order at the earliest possible time.

(e)            Blue Sky. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at such applicable Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such applicable Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(f)            Reporting Status. Until the date on which the Buyers shall have sold all of the Underlying Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(g)           Use of Proceeds. The Company will use the proceeds from the sale of the Securities with respect to any applicable Closing as described in the Prospectus Supplement for such applicable Closing.

(h)           Financial Information. The Company agrees to send the following to each holder of Notes (each, an “Investor”) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Trading Day after the filing thereof with the SEC, a copy of its Annual Report on Form 20-F, Report of Foreign Issuer on Form 6-K, any other interim reports or any consolidated balance sheets, income statements, shareholders’ equity statements and/or cash flow statements for any period other than annual, any Report of Foreign Issuer on Form 6-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

(i)             Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities upon each national securities exchange and automated quotation system, if any, upon which the Ordinary Shares, is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Ordinary Shares’ listing or authorization for quotation (as the case may be) on The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Select Market, or the Nasdaq Global Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares, on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(i). “Underlying Securities” means (i) the Conversion Shares, and (ii) any share capital of the Company issued or issuable with respect to the Conversion Shares or the Notes, respectively, including, without limitation, (1) as a result of any share subdivision, share split, share combination, share dividend, recapitalization, exchange or similar event or otherwise and (2) any share capital of the Company into which the Ordinary Shares are converted or exchanged and any share capital of a Successor Entity (as defined in the Notes) into which the Ordinary Shares are converted or exchanged, in each case, without regard to any limitations on conversion of the Notes.

(j)             Fees. The Company shall reimburse the lead Buyer (i) at the Initial Closing, a non-accountable amount of $400,000 for the fees and expenses of the Buyer and (ii) at each Additional Closing, a non-accountable amount of $35,000 for the fees and expenses of Kelley Drye & Warren LLP, in each case, for all costs and expenses incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all legal fees of outside counsel and disbursements of Kelley Drye & Warren LLP, counsel to the lead Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) (the “Transaction Expenses”) and shall be withheld by the lead Buyer from its Purchase Price at each Closing, and with respect to the Initial Closing, less $75,000 previously paid by the Company to the lead investor; provided that, subject to the fee caps above, the Company shall promptly reimburse Kelley Drye & Warren LLP on demand for all Transaction Expenses not so reimbursed through such withholding at such applicable Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, any fees and expenses of the Trustee (including, without limitation, the fees and expenses of any legal counsel to the Trustee), transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(k)            Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(l)             Disclosure of Transactions and Other Material Information.

(i)             Disclosure of Transaction.

(1)            Initial Closing. The Company shall, on or before 9:00 a.m., New York time, on the [first (1st) Business Day after the]1 date of this Agreement, issue a press release (the “Initial Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 9:30 a.m., New York time, on the [first (1st) Business Day after the]2 date of this Agreement, the Company shall file a Report of Foreign Issuer on Form 6-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement, the form of Notes, the form of Indenture, and the form of Supplemental Indentures) (including all attachments, the “Initial 6-K Filing”). From and after the filing of the Initial 6-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Initial 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(2)             Additional Closing. The Company shall, on or before 9:00 a.m., New York time, on the first (1st) Trading Day after the Company receives an Additional Closing Notice either issue a press release (each, an “Additional Press Release”) or file a Report of Foreign Issuer on Form 6-K (each, an “Additional 6-K Filing”, and together with the Initial 6-K Filing, the “6-K Filings”), in each case reasonably acceptable to such Buyer participating in such Additional Closing, disclosing that “an institutional investor” has elected to deliver an Additional Closing Notice to the Company. From and after the filing of the Additional Press Release or Additional 6-K Filing, solely to the extent such Additional Closing Notice constitutes material non-public information (as specified by the Company in its acknowledgement to such applicable Additional Closing Notice), the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Additional 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

1 If signed after market close and prior to 11:59 PM.

2 If signed after market close and prior to 11:59 PM.

(ii)           Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(r) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer may deliver a written notice to the Company to request that the Company promptly publicly release such applicable material, non-public information. Except where the Company determines in good faith that such information is immaterial, the Company shall publicly release such information promptly after the written notice by such Buyer, failing which, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, shareholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such Buyer’s consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 6-K Filings and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such Buyer in any filing, announcement, release or otherwise, except as required by applicable law or regulations; provided, however, that with respect to any filing or submission required by applicable law or regulations, (i) such filing or submission shall contain only such information as is necessary to comply with applicable law or regulations, and (ii) unless specifically prohibited by applicable law or court order, the Company shall promptly notify the Buyers of the requirement to make such submission or filing and provide the Buyers with a copy thereof. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Company and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(m)           Additional Issuance of Securities. So long as any Buyer beneficially owns any Securities, the Company will not, without the prior written consent of the Required Holders, issue any Notes (other than to the Buyers as contemplated pursuant to the terms of this Agreement or the Notes), and the Company shall not issue any other securities that would cause a breach or default under the Notes. The Company agrees that for (x) the period commencing on the Initial Closing Date, through, and including, the thirtieth (30th) calendar day immediately following the Initial Closing date and (y) each period commencing on an Additional Closing Date hereunder, through, and including, the fifth (5th) Trading Day immediately following such Additional Closing Date (each, a “Restricted Period”), neither the Company nor any of its Subsidiaries shall directly or indirectly:

(i)             file a registration statement under the 1933 Act relating to securities that are not the Underlying Securities (other than a registration statement on Form S-4, Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (including the Registration Statement) (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)); or

(ii)           issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as that term is defined under Rule 405 promulgated under the 1933 Act)), any Ordinary Share Equivalent (as defined below), any preferred stock or any purchase rights (any such issuance, offer, sale, grant, disposition or announcement (whether occurring during the Restricted Period or at any time thereafter) is referred to as a “Subsequent Placement”). Notwithstanding the foregoing, this Section 4(m) shall not apply in respect of the issuance of (A) equity security or any equity-linked or related security, including restricted shares units, restricted shares, options and performance share awards, to purchase Ordinary Shares or equity-like grants including phantom shares, share appreciation rights issued or may be issued to directors, officers, consultants or employees of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Share Plan (as defined above), provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (B) Ordinary Shares issued upon the conversion or exercise of convertible securities, Ordinary Share Equivalents (other than standard options to purchase Ordinary Shares issued pursuant to an Approved Share Plan that are covered by clause (A) above) issued or issuable pursuant to any arrangement entered into prior to the date hereof, provided that the conversion, exercise or issuance price of any such Ordinary Share Equivalents (other than standard options to purchase Ordinary Shares issued pursuant to an Approved Share Plan that are covered by clause (A) above) is not lowered, none of such Ordinary Share Equivalents (other than standard options to purchase Ordinary Shares issued pursuant to an Approved Share Plan that are covered by clause (A) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Ordinary Share Equivalents (other than standard options to purchase Ordinary Shares issued pursuant to an Approved Share Plan that are covered by clause (A) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (C) Ordinary Shares issued or issuable upon conversion of the Notes or otherwise pursuant to the terms of the Notes; (D) equity security or any equity-linked or related security issued or issuable pursuant to any Strategic Investment (as defined below) and/or Affiliate Transaction (as defined below) (but, in either case, excluding any Variable Rate Transaction (as defined below); and (E) equity security or any equity-linked or related security issued in connection with a deSPAC CB Refinancing (as defined below)(each of the foregoing in clauses (A) through (E), collectively the “Excluded Securities”). “Approved Share Plan” means any employee benefit plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which equity security or any equity-linked or related security, including restricted shares units, restricted shares, options and performance share awards, to purchase Ordinary Shares or equity-like grants including phantom shares, share appreciation rights may be issued to any directors, officers, consultants or employees for services provided to the Company in their capacity as such. “Strategic Investment” means any transaction in which Ordinary Shares issued or issuable in connection with any bona fide strategic or commercial alliances, acquisitions, mergers, licensing arrangements, strategic transactions and strategic partnerships (including, without limitation, joint ventures, marketing or distribution arrangements, collaboration agreements or intellectual property license agreements), provided, that (x) the primary purpose of such issuance is not to raise capital as reasonably determined, and (y) the purchaser or acquirer or recipient of the securities in such issuance solely consists of either (I) the actual participants in such strategic or commercial alliance, strategic or commercial licensing arrangement or strategic or commercial partnership, (II) the actual owners of such assets or securities acquired in such acquisition or merger or (III) the shareholders, partners, employees, consultants, officers, directors or members of the foregoing Persons, in each case, which is, itself or through its subsidiaries, an operating company or an owner of an asset, in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, and (z) the number or amount of securities issued to such Persons by the Company shall not be disproportionate to each such Person’s actual participation in (or fair market value of the contribution to) such strategic or commercial alliance or strategic or commercial partnership or ownership of such assets or securities to be acquired by the Company, as applicable. “Affiliate Transaction” means any actual, proposed, or contemplated transaction, arrangement, agreement, understanding, or series of related transactions or arrangements (including, without limitation, any purchase, sale, lease, license, transfer, disposition, acquisition, pledge, loan, guarantee, investment, joint venture, or exchange of property, assets, rights, or interests of any kind, or the provision or receipt of services, benefits, or advantages of any kind), whether written, oral, or implied, directly or indirectly, between (a) the Company or any Subsidiary, and (b) any Affiliate of the Company or any Subsidiary, including any transaction effected through one or more intermediaries or for the benefit of an Affiliate.

(o)            Reservation of Shares. Until the later of (x) the Second Tranche Additional Closing Expiration Date and (y) such date on which no Notes remain outstanding (the “Covenant Period”), the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of Ordinary Shares issuable upon conversion of all the Notes then outstanding (assuming for purposes hereof that (w) all Additional Notes issuable hereunder have been issued as of such date of determination, (x) the Notes are convertible at the Floor Price then in effect (as defined in the Notes) as of such applicable date of determination, (y) interest on the Notes shall accrue through the first (1st) anniversary of the Initial Closing Date and will be converted in Ordinary Shares at a conversion price equal to the Floor Price as of such applicable date of determination and (z) any such conversion shall not take into account any limitations on the conversion of the Notes set forth in the Notes) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of Ordinary Shares reserved pursuant to this Section 4(o) be reduced other than proportionally in connection with any conversion and/or redemption, as applicable of Notes. If at any time the number of Ordinary Shares authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, and/or calling a special meeting of shareholders to authorize additional Ordinary Shares to meet the Company’s obligations pursuant to the Transaction Documents, and in the case of an insufficient number of authorized Ordinary Shares, obtaining shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(p)           Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(q)           Variable Rate Transactions. During the Covenant Period (except with the written consent of the Required Holders), the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction other than any (i) at-the-market offerings; provided that, the aggregate sales of Ordinary Shares thereunder during any given Trading Day shall not constitute more than 10% of the aggregate trading volume of the Ordinary Shares on such Trading Day (as reported by Bloomberg) (each, a “Permitted ATM”) or (ii) one or a series of offerings in connection with the incurrence of Indebtedness and/or the issuance of securities (including any equity security or any equity-linked or related security and debt security) by the Company or any Subsidiary to one or more Persons, all or a portion of the proceeds (it being acknowledged that the aggregate proceeds of which could exceed US$65 million) of which are intended to repurchase, redeem, retire or replace all or a portion of the Indebtedness of the Company under the deSPAC CBs, on substantially similar or no less favorable terms as the prior deSPAC CB refinancing, but with a maturity date at least 91 calendar days after the later of (x) Second Tranche Additional Closing Expiration Date and (y) such date no Notes remain outstanding (each, a “deSPAC CB Refinancing”, and, collectively with any Permitted ATM, each, a “Permitted VRT”). “Variable Rate Transaction” means a transaction in which the Company or any Subsidiary (i) issues or sells any Ordinary Share Equivalents either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such Ordinary Share Equivalents, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Ordinary Share Equivalents or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby the Company or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). Each Buyer shall be entitled to obtain injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(r)            Participation Right. During the Covenant Period, the Company shall not, directly or indirectly, effect any Subsequent Placement of Indebtedness that is directly or indirectly exchangeable or convertible into or which otherwise entitles the holder thereof to acquire any share capital or other security of the Company (including, without limitation, Ordinary Shares) unless the Company shall have first complied with this Section 4(r). The Company acknowledges and agrees that the right set forth in this Section 4(r) is a right granted by the Company, separately, to each Buyer.

(i)            At least five (5) Trading Days (or, with respect to any overnight Subsequent Placement, no less than twelve (12) hours (the “Overnight Notice Period”)) prior to any proposed or intended Subsequent Placement, the Company shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether the Investor is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that the Company proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice (as defined below) with respect to such Subsequent Placement upon its written request. Upon the written request of a Buyer within two (2) Trading Days (or, with respect to any overnight Subsequent Placement, the Overnight Notice Period) after the Company’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver to such Buyer an irrevocable written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (C) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (each an “Offeree”) (D) offer to issue and sell to or exchange with such Buyer in accordance with the terms of the Offer such Buyer’s pro rata portion of 10% of the Offered Securities, provided that the number of Offered Securities which such Buyer shall have the right to subscribe for under this Section 4(r) shall be (x) based on such Buyer’s pro rata portion of the aggregate original principal amount of the Notes purchased hereunder by all Buyers (the “Basic Amount”), and (y) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii)           To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the second (2nd) Business Day (or, with respect to any overnight Subsequent Placement, the Overnight Notice Period) after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to each Buyer a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day (or, with respect to any overnight Subsequent Placement, after the Overnight Notice Period) after such Buyer’s receipt of such new Offer Notice.

(iii)          The Company shall have five (5) Business Days from the expiration of the Offer Period above (A) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by a Buyer (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (B) to publicly announce (x) the execution of such Subsequent Placement Agreement, and (y) either (I) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (II) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Report of Foreign Issuer on Form 6-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto unless the Company determines it in good faith to be immaterial and represents in writing (which may be an email) to the Buyer that such Buyer no longer possesses any material nonpublic information with respect to such Subsequent Placement.

(iv)          In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(r)(iii) above), then each Buyer may, at its sole option and in its sole discretion, withdraw its Notice of Acceptance or reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(r)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to this Section 4(r) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(r)(i) above.

(v)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, such Buyer shall acquire from the Company, and the Company shall issue to such Buyer, the number or amount of Offered Securities specified in its Notice of Acceptance, as reduced pursuant to Section 4(r)(iv) above if such Buyer has so elected, upon the terms and conditions specified in the Offer. The purchase by such Buyer of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Buyer of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Buyer and its counsel.

(vi)          Any Offered Securities not acquired by a Buyer or other Persons in accordance with this Section 4(r) may not be issued, sold or exchanged until they are again offered to such Buyer under the procedures specified in this Agreement.

(vii)         The Company and each Buyer agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provision whereby such Buyer shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, any agreement previously entered into with the Company or any instrument received from the Company, and (y) representation and warranties of an Investor in the Subsequent Placement Documents shall not be more restrictive than those of the Buyers in this Agreement (other than such changes as necessary to comply with applicable law, rules and regulations, the manner of sale of such security in such Subsequent Placement and/or the type of such security to be sold in such Subsequent Placement).

(viii)        Notwithstanding anything to the contrary in this Section 4(r) and unless otherwise agreed to by such Buyer or if the Company determines it in good faith to be immaterial and represents in writing (which may be an email) to the Buyer that such Buyer no longer possesses any material nonpublic information with respect to such Subsequent Placement, the Company shall either confirm in writing to such Buyer that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case, in such a manner such that such Buyer will not be in possession of any material, non-public information, by the fifth (5th) Business Day following delivery of the Offer Notice. If by such fifth (5th) Business Day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by such Buyer, such transaction shall be deemed to have been abandoned and such Buyer shall not be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide such Buyer with another Offer Notice and such Buyer will again have the right of participation set forth in this Section 4(r). The Company shall not be permitted to deliver more than one such Offer Notice to such Buyer in any sixty (60) day period, except as expressly contemplated by the last sentence of Section 4(r)(ii).

(ix)           The restrictions contained in this Section 4(r) shall not apply in connection with the issuance of any Excluded Securities. The Company shall not circumvent the provisions of this Section 4(r) by providing terms or conditions to one Buyer that are not provided to all.

(s)            Dilutive Issuances. During the Covenant Period, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Notes any Ordinary Shares in excess of that number of Ordinary Shares which the Company may issue upon conversion of the Notes without breaching the Company’s obligations under the rules or regulations of the Principal Market. During the Covenant Period, the Company shall not consummate any Subsequent Placement at a New Issuance Price (as defined in the Notes) less than 120% of the Floor Price. Passive Foreign Investment Company. During the Covenant Period, the Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(u)           Corporate Existence. So long as any of the Notes remain outstanding, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.

(v)           Conversion Procedures. The form of Conversion Notice (as defined in the Notes) included in the Notes set forth the totality of the procedures required of the Buyers in order to convert the Notes. No legal opinion, other information or instructions shall be required of the Buyers to convert their Notes. The Company shall honor conversions of the Notes and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Notes. Without limiting the preceding sentences, no ink-original Conversion Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Conversion Notice form be required in order to convert the Notes..

(w)           Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(x)            No Net Short Position. Each Buyer hereby agrees solely with the Company, severally and not jointly, and not with any other Buyer, for so long as such Buyer owns any Notes, such Buyer shall not maintain a Net Short Position (as defined below). For purposes hereof, a “Net Short Position” by a person means a position whereby such person has executed one or more sales of Ordinary Shares that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Buyer has no equivalent offsetting long position in the Ordinary Shares (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO of the 1934 Act); provided, that, for purposes of such calculations, any short sales either (x) consummated at a price greater than or equal to the Conversion Price (as defined in the Notes), (y) that is a result of a bona-fide trading error on behalf of such Buyer (or its affiliates) or (z) that would otherwise be marked as a “long” sale, but for the occurrence of a Conversion Failure (as defined in the Notes), an Equity Conditions Failure (as defined in the Notes) or any other breach by the Company (or its affiliates or agents, including, without limitation, the transfer agent) of any Transaction Document, in each case, shall be excluded from such calculations. For purposes of determining whether a Buyer has an equivalent offsetting “long” position in the Ordinary Shares, (A) all Ordinary Shares that are owned by such Buyer shall be deemed held “long” by such Buyer, (B) at any time a Conversion Notice is delivered by such Buyer to the Company, any Ordinary Shares issued or issuable to such Buyer (or its designee, if applicable) in connection therewith shall be deemed held “long” by such Buyer from and after the date of such Conversion Notice until such time as such Buyer shall no longer beneficially own such Ordinary Shares, and (C) at any other time the Company is required (or has elected (or is deemed to have elected)) to issue Ordinary Shares to such Buyer pursuant to the terms of the Notes, any Ordinary Shares issued or issuable to such Buyer (or its designee, if applicable) in connection therewith shall be deemed held “long” by such Buyer from and after the deadline the Company is required to deliver such applicable Ordinary Shares pursuant to such Conversion Notice, until such time as such Buyer shall no longer beneficially own such Ordinary Shares.

(y)           Closing Documents. On or prior to fourteen (14) calendar days after each Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Kelley Drye & Warren LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.             REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND. 3

(a)            Register. The Company (or the Trustee with respect to the Notes in accordance with the terms of the Indenture and the Supplemental Indenture, as applicable) shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company (or the Trustee, as applicable) shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes held by such Person and the number of Conversion Shares issuable pursuant to the terms of the Notes held by such Person. The Company (or the Trustee, as applicable) shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

3 NTD: Pending confirmation with Continental.

(b)           Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b)(i) will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of any Securities, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b) that each Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions, if requested or required, as applicable, by the Transfer Agent, to the Transfer Agent as follows: (i) upon each conversion of the Notes (unless such issuance is covered by a prior legal opinion previously delivered to the Transfer Agent) and (ii) on each date a registration statement with respect to the issuance or resale of any of the Securities is declared effective by the SEC. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)            No Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

(d)            FAST Compliance. While any Notes remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

6.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)            The obligation of the Company hereunder to issue and sell the Initial Notes to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)            Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           Such Buyer and each other Buyer shall have delivered to the Company the Initial Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) for the Initial Note being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds in accordance with the Initial Flow of Funds Letter (as defined below).

(iii)          The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

(iv)          Each Buyer shall have duly executed and delivered to the Company the leak-out agreement in the form attached hereto as Exhibit B (the “Leak-Out Agreement”).

(b)           The obligation of the Company hereunder to issue and sell such applicable Additional Notes to each Buyer at such Additional Closing is subject to the satisfaction, at or before such applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)            Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           Such Buyer and each other Buyer shall have delivered to the Company the Additional Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(j)) for the Additional Note being purchased by such Buyer at such Additional Closing by wire transfer of immediately available funds in accordance with such applicable Additional Flow of Funds Letter (as defined below).

(iii)          The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to such Additional Closing Date.

7.             CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)            The obligation of each Buyer hereunder to purchase its Initial Note at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)            The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer an Initial Note in such original principal amount as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers as being purchased by such Buyer at the Initial Closing pursuant to this Agreement.

(ii)           Such Buyer shall have received the legal opinion (or a reliance letter, as applicable) with respect to matters of Cayman Islands law from the Company’s Cayman Islands legal counsel, the legal opinion with respect to matters of U.S. law from the Company’s United States counsel, and the legal opinion with respect to matters of PRC law from the Company’s PRC counsel, each dated as of the Initial Closing Date, in the form acceptable to such Buyer.

(iii)           The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent and shall remain in full force and effect as of such Initial Closing Date.

(iv)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Initial Closing Date.

(v)           The Company shall have delivered to such Buyer a certified copy of the Memorandum and Articles of Association as registered with the Registrar of Companies of the Cayman Islands.

(vi)          The Company shall have delivered to such Buyer a certificate, in the form reasonably acceptable to such Buyer, executed by the Secretary or the Chief Financial Officer of the Company and dated as of the Initial Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Association of the Company, and (iii) the Memorandum of Association of the Company, in each case, as in effect at the Initial Closing.

(vii)         Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Initial Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect.

(viii)        The Company shall have delivered to such Buyer a copy of the Company’s transfer agent certifying the number of Ordinary Shares outstanding on the Initial Closing Date immediately prior to the Initial Closing.

(ix)           The Ordinary Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Initial Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Initial Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(x)            The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xi)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xii)          Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xiii)        The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the applicable Conversion Shares to the extent required.

(xiv)        The Trustee shall have duly executed and delivered to the Company and such Buyer the Indenture, the Supplemental Indenture for such Initial Notes to be issued in the Initial Closing and the custodian agreements in the form attached hereto as Exhibit C (each, a “Custodian Agreement”). The Indenture and the Supplemental Indenture for such Initial Notes shall be qualified under the TIA.

(xv)         No bona fide dispute shall exist, by and between (or among) any of the Buyers, the Trustee and/or the Company, which dispute is reasonably related to this Agreement, any of the Securities and/or the transactions contemplated hereby or thereby, as applicable.

(xvi)        From the date hereof to the Initial Closing Date, (i) trading in the Ordinary Shares shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Initial Closing), and, (ii) at any time prior to the Initial Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Initial Closing.

(xvii)        The Registration Statement shall be effective and available for the issuance and sale of the Initial Notes to be issued in the Initial Closing and the Conversion Shares issuable upon conversion thereof pursuant to the terms of the Indenture and the Supplemental Indenture for the Initial Notes and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement with respect thereto as required hereunder and thereunder.

(xviii)      The Company shall have filed a Form T-1, in form and substance satisfactory to the Trustee, available for use with the transaction contemplated hereby in accordance with TIA 305(b)(2).

(xix)         Each Buyer shall have duly executed and delivered to the Company a Leak-Out Agreement.

(xx)          The Company shall have duly executed and delivered the administrative fee letter, with [•], in the form attached hereto as Exhibit D (the “Administrative Fee Letter”).

(xxi)         Such Buyer shall have received a letter on the letterhead of the Company (the “Initial Flow of Funds Letter”) duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company with respect to the Initial Closing.

(xxii)        The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request and which are commonly required for similar transactions.

(b)            The obligation of each Buyer hereunder to purchase its Additional Note at such Additional Closing is subject to the satisfaction, at or before such applicable Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)             The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer an Additional Note in such original principal amount as being purchased by such Buyer at such Additional Closing pursuant to this Agreement.

(ii)           Such Buyer shall have received the legal opinion (or reliance letter, as applicable) with respect to matters of Cayman Islands law from the Company’s Cayman Islands legal counsel, the legal opinion with respect to matters of U.S. law from the Company’s United States counsel, and the legal opinion with respect to matters of PRC law from the Company’s PRC counsel, each dated as of such Additional Closing Date, in the form acceptable to such Buyer.

(iii)          The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to such Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent and shall remain in full force and effect as of such Additional Closing Date.

(iv)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of such Additional Closing Date.

(v)           The Company shall have delivered to such Buyer a certified copy of the Memorandum and Articles of Association as registered with the Registrar of Companies of the Cayman Islands.

(vi)          The Company shall have delivered to such Buyer a certificate, in the form reasonably acceptable to such Buyer, executed by the Secretary or the Chief Financial Officer of the Company and dated as of such Additional Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Articles of Association of the Company and (iii) the Memorandum of Association of the Company, in each case, as in effect at such Additional Closing.

(vii)         Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of such Additional Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to such Additional Closing Date. Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect.

(viii)        The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of Ordinary Shares outstanding on such Additional Closing Date immediately prior to such Additional Closing.

(ix)           The Ordinary Shares (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of such Additional Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of such Additional Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(x)            The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(xi)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(xii)          Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xiii)         The Company shall have obtained approval of the Principal Market to list or designate for quotation (as the case may be) the Conversion Shares issuable upon conversion of such Additional Notes to be sold in such Additional Closing.

(xiv)        From the date hereof to such Additional Closing Date, (i) trading in the Ordinary Shares shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to such Additional Closing), and, (ii) at any time prior to such Additional Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at such Additional Closing.

(xv)          The Registration Statement shall be effective and available for the issuance and sale of the Additional Notes to be issued in such Additional Closing and the Conversion Shares issuable upon conversion thereof pursuant to the terms of the Indenture and the Supplemental Indenture for such Additional Note and the Company shall have delivered to such Buyer the Prospectus and the Prospectus Supplement with respect thereto as required hereunder and thereunder.

(xvi)        The Trustee shall have duly executed and delivered to the Company and such Buyer the applicable the Supplemental Indenture for such Additional Notes to be issued in such Additional Closing and the Custodian Agreements in the form attached hereto as Exhibit C. The Indenture and the Supplemental Indenture for such Additional Notes shall be qualified under the TIA.

(xvii)       No bona fide dispute shall exist, by and between (or among) any of the Buyers, any holder of Notes, the Trustee and/or the Company, which dispute is reasonably related to this Agreement, any of the Securities and/or the transactions contemplated hereby or thereby, as applicable.

(xviii)      Such Buyer shall have received a letter on the letterhead of the Company (each, a “Additional Flow of Funds Letter”) duly executed by the Chief Executive Officer of the Company, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Company with respect to such Additional Closing.

(xix)         The aggregate outstanding Indebtedness on Schedule 3(s), as updated by the Company on or prior to each Additional Closing, exceeds the aggregate outstanding Indebtedness (and/or the aggregate amount of secured Indebtedness, as applicable) as of the Initial Closing Date.

(xx)          The Company and its Subsidiaries shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request and which are commonly required for similar transactions.

8.             TERMINATION.

In the event that the Initial Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Notes shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(j) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.             MISCELLANEOUS.

(a)            Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision of law or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby appoints Cogency Global Inc., as its agent for service of process in New York. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The choice of laws of the State of New York as the governing law of this Agreement will be honored by competent courts in the PRC, subject to compliance with relevant PRC civil procedural requirements. The Company or any of their respective properties, assets or revenues does not have any right of immunity under Cayman Islands, the PRC or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands and the PRC, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company hereby waives such right to the extent permitted by law and hereby consents to such relief and enforcement as provided in this Agreement and the other Transaction Documents.

(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)            Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)           Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant to the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)            Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Ordinary Shares or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). Notwithstanding anything in any Transaction Document to the contrary, no waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement or any other Transaction Document, and any waiver of any provision of this Agreement or any other Transaction Document made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, all holders of the Notes. From the date hereof and while any Notes are outstanding, the Company shall not be permitted to receive any consideration from a Buyer or a holder of Notes that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary (i) to treat such Buyer or holder of Notes in a manner that is more favorable than to other similarly situated Buyers or holders of Notes, or (ii) to treat any Buyer(s) or holder(s) of Notes in a manner that is less favorable than the Buyer or holder of Notes that is paying such consideration; provided, however, that the determination of whether a Buyer has been treated more or less favorably than another Buyer shall disregard any securities of the Company purchased or sold by any Buyer. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly qualified by the phrase “except as disclosed in the SEC Documents” (which for the avoidance of doubt, includes the representations and warranties in Section 3 hereof other than such representations and warranties set forth in Section 3(a) through Section 3(e)), nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Holders” means either (i) [•] or (ii) after the Second Tranche Additional Closing Expiration Date (or, if earlier, the date all Additional Notes issuable hereunder have been issued to the Buyers), if [•] does not hold any Securities of the Company, holders of a majority of the Underlying Securities as of such time (excluding any Underlying Securities held by the Company or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the Notes (or the Buyers, with respect to any waiver or amendment of Section 4(r)).

(f)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) five (5) Business Day after deposit with an international courier service (or one (1) Business Day after deposit with an overnight courier service with next day delivery specified), in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

ECARX Holdings Inc.

International House

1 St. Katharine’s Way

London E1W 1UN

United Kingdom
Attention: Henry Yu

E-Mail: henry.yu@ecarxgroup.com

With a copy (for informational purposes only) to:

Skadden, Arps, Slate, Meagher & Flom
42/F, Edinburgh Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Telephone: (852) 3740-4700
Attention: Shu Du
E-Mail: Shu.Du@skadden.com

If to the Transfer Agent:4

Continental Stock Transfer & Trust Company

1 State Street, 30th floor
New York, NY 10004
Telephone: 800-509-5586
Attention: Compliance Dept.

E-Mail: Compliance@continentalstock.cm

If to a Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Telephone: (212) 808-7540
Attention: Michael A. Adelstein, Esq.
E-mail: madelstein@kelleydrye.com

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Notes (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by such Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company to any Affiliates, partners, limited partners or members of such Buyer, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

4 NTD: Continental to provide.

(h)            No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)             Survival. The representations, warranties, agreements and covenants shall survive each Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)             Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)            Indemnification.

(i)             In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(l), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)           Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(k), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(k), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii)          The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills are received or Indemnified Liabilities are incurred.

(iv)          The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(l)             Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, Ordinary Shares and any other numbers in this Agreement that relate to the Ordinary Shares shall be automatically adjusted for any share subdivision, share dividends, share combinations or consolidation, recapitalizations or other similar transactions that occur with respect to the Ordinary Shares, after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary but subject to Section 4(x), for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for such Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(m)           Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)            Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)            Judgment Currency.

(i)             If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1)            the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(2)            the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)           If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2)  above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)          Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q)           Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, each Subsidiary and a Buyer, solely, and not between the Company, its Subsidiaries and the Buyers collectively and not between and among the Buyers.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ECARX HOLDINGS INC.

By:
Name:
Title:

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

[•]

By:
Name:
Title: